UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2014

ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
(Former name or former address, if changed since last report.)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.         Submission of Matters to a Vote of Security Holders.
On May 14, 2014, Altria Group, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). There were 1,728,769,219 shares of common stock of the Company represented in person or by proxy at the meeting, constituting 86.96% of outstanding shares on March 24, 2014, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:
Proposal 1:         To Elect Eleven Directors of the Company.

Name	For	Against	Abstain	Broker Non-Vote
Gerald L. Baliles	1,233,328,529	28,623,974	4,640,410	462,175,175
Martin J. Barrington	1,234,805,266	25,050,000	6,737,596	462,175,175
John T. Casteen III	1,152,844,065	108,425,344	5,317,744	462,175,175
Dinyar S. Devitre	1,248,307,403	13,193,639	5,091,871	462,175,175
Thomas F. Farrell II	1,242,318,457	19,408,434	4,866,742	462,175,175
Thomas W. Jones	1,237,143,694	24,541,630	4,908,719	462,175,175
Debra J. Kelly-Ennis	1,247,871,525	13,866,870	4,855,648	462,175,175
W. Leo Kiely III	1,245,467,552	16,103,047	5,022,951	462,175,175
Kathryn B. McQuade	1,245,525,538	16,473,410	4,595,096	462,175,175
George Muñoz	1,247,030,834	14,491,937	5,071,273	462,175,175
Nabil Y. Sakkab	1,247,356,817	14,044,820	5,192,407	462,175,175

All director nominees were duly elected.

Proposal 2:	Ratification of the Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2014.

For	Against	Abstain
1,704,572,459	15,922,495	8,274,265
The selection of Independent Registered Public Accounting Firm was ratified.
Proposal 3:         Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
1,178,814,698	75,764,531	12,014,815	462,175,175
The proposal was approved on an advisory basis.
Proposal 4:         Shareholder Proposal - Preparation of Health Effect and Cessation Materials for Poor and Less Formally Educated Tobacco Consumers.

For	Against	Abstain	Broker Non-Vote
43,169,628	1,117,618,194	105,799,452	462,175,175
The proposal was defeated.

Proposal 5:         Shareholder Proposal - Disclosure of Lobbying Policies and Practices.

For	Against	Abstain	Broker Non-Vote
76,723,280	1,111,707,245	78,163,519	462,175,175
The proposal was defeated.

Item 7.01.         Regulation FD Disclosure.
In connection with the Annual Meeting, the Company issued a press release on May 14, 2014, in which the Company, among other things, reaffirmed guidance for 2014. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 7.01 to this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

99.1	Altria Group, Inc. Press Release, dated May 14, 2014 (furnished pursuant to Item 7.01)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and Senior Assistant General Counsel
DATE: May 14, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Altria Group, Inc. Press Release, dated May 14, 2014 (furnished pursuant to Item 7.01)

5